INCOME TAXES	12 Months Ended
Dec. 31, 2019
INCOME TAXES

13. INCOME TAXES

Income before income taxes consisted of:

(millions)	2019	2018	2017
United States	$787.1	$690.1	$818.1
International	944.4	897.0	741.9
Total	$1,731.5	$1,587.1	$1,560.0

The provision (benefit) for income taxes consisted of:

(millions)	2019	2018	2017
Federal and state	$134.4	$105.1	$217.1
International	176.3	93.5	331.2
Total current	310.7	198.6	548.3
Federal and state	37.9	52.7	(328.0)
International	(60.0)	69.9	(30.5)
Total deferred	(22.1)	122.6	(358.5)
Provision for income taxes	$288.6	$321.2	$189.8

The Company’s overall net deferred tax assets and deferred tax liabilities were comprised of the following:

December 31 (millions)	2019	2018
Deferred tax assets
Other accrued liabilities	$127.5	$117.9
Loss carryforwards	48.0	195.9
Share-based compensation	55.0	58.3
Pension and other comprehensive income	207.4	145.5
Lease liability	104.8	-
Other, net	76.2	64.1
Valuation allowance	(24.5)	(161.5)
Total deferred tax assets	594.4	420.2
Deferred tax liabilities
Property, plant and equipment basis differences	(258.1)	(226.7)
Intangible assets	(569.9)	(594.2)
Lease asset	(105.2)	-
Other, net	(62.3)	(44.7)
Total deferred tax liabilities	(995.5)	(865.6)
Net deferred tax liabilities balance	$(401.1)	$(445.4)

As of December 31, 2019, the Company has tax effected federal, state and international net operating loss carryforwards of $0.2 million, $19.1 million and $28.7 million, respectively, which will be available to offset future taxable income. The state loss carryforwards expire from 2020 to 2040. For the international loss carryforwards, $5.7 million expire from 2020 to 2040 and $23.0 million have no expiration.

The Company has valuation allowances on certain deferred tax assets of $24.5 million and $161.5 million at December 31, 2019 and 2018, respectively. The decrease in valuation allowance from year end 2018 to year end 2019 was due to changes in future utilization of losses related to an internal entity reorganization from 2018 which has subsequently been deemed a worthless asset and therefore the Company has written off both the loss carryforward and related valuation allowance. Current year losses increased the valuation allowance while foreign currency translation decreased the valuation allowance.

In 2019, the Company obtained tax benefits from tax holidays in two foreign jurisdictions, the Dominican Republic and Singapore. The Company received a permit of operation, which expires in July 2021, from the National Council of Free Zones of Exportation for the Dominican Republic. Companies operating under the Free Zones are not subject to income tax in the Dominican Republic on export income. The Company has a tax incentive awarded by the Singapore Economic Development Board. This incentive provides for a preferential 10% tax rate on certain headquarter income which expires in January 2021. The tax reduction as the result of the tax holidays for 2019 was $29.2 million ($0.10 per diluted share), 2018 was $25.6 million ($0.09 per diluted share) and 2017 was $17.6 million ($0.06 per diluted share).

A reconciliation of the statutory U.S. federal income tax rate to the Company’s effective income tax rate is as follows:

	2019	2018	2017
Statutory U.S. rate	21.0%	21.0%	35.0%
One-time transition tax	(0.2)	4.2	10.3
State income taxes, net of federal benefit	1.8	1.2	0.4
Foreign operations	5.5	(15.5)	(7.0)
Domestic manufacturing deduction	-	-	(2.3)
R&D credit	(1.0)	(1.0)	(0.9)
Change in valuation allowance	(8.2)	10.3	-
Audit settlements and refunds	(0.2)	(0.8)	(0.2)
Excess stock benefits	(2.4)	(1.7)	(2.5)
Change in federal tax rate (deferred taxes)	-	(0.7)	(20.6)
Prior year adjustments	-	2.9	-
Other, net	0.4	0.3	-
Effective income tax rate	16.7%	20.2%	12.2%

The change in the Company’s tax rate includes the tax impact of special (gains) and charges and discrete tax items, which have impacted the comparability of the Company’s historical reported tax rates, as amounts included in special (gains) and charges are derived from tax jurisdictions with rates that vary from the Company’s tax rate, and discrete tax items are not necessarily consistent across periods. The tax impact of special (gains) and charges and discrete tax items will likely continue to impact comparability of the Company’s reported tax rate in the future. The enactment of the Tax Act also significantly impacted the comparability of the Company’s reported tax rate.

In 2017, the Company recorded a provisional amount for the income tax effects related to the one-time transition tax of $160.1 million which is subject to payment over eight years. In 2019 and 2018, the Company recorded additional discrete benefit of $3.1 million and discrete expense of $66.0 million, respectively, related to the one-time transition tax primarily due to the issuance of further technical guidance with respect to the Tax Act and the finalization of certain estimates as a result of the filing the 2017 and 2018 U.S. federal tax returns. The Company continues to assert permanent reinvestment of the undistributed earnings of international affiliates, and, if there are policy changes, the Company would record the applicable taxes in that period of change. Accordingly, no deferred taxes have been provided for withholding taxes or other taxes as it is not practical to estimate the tax liability that might be incurred if such earnings were remitted to the U.S.

The Company files U.S. federal income tax returns and income tax returns in various U.S. state and non- U.S. jurisdictions. With few exceptions, the Company is no longer subject to state and foreign income tax examinations by tax authorities for years before 2016. The IRS has completed examinations of the Company’s U.S. federal income tax returns through 2016, and the years 2017 and 2018 are currently under audit. In addition to the U.S. federal examination, there is ongoing audit activity in several U.S. state and foreign jurisdictions. The Company anticipates changes to uncertain tax positions due to closing of various audit years mentioned above. The Company does not believe these changes will result in a material impact during the next twelve months. Decreases in the Company’s gross liability could result in offsets to other balance sheet accounts, cash payments, and adjustments to tax expense. The occurrence of these events and/or other events not included above within the next twelve months could change depending on a variety of factors and result in amounts different from above.

The Company’s 2019 reported tax rate includes $3.1 million of net benefit associated with the Tax Act, $40.1 million of net tax benefits on special (gains) and charges, and net tax benefits of $54.6 million associated with discrete tax items. During 2019, the Company recorded a discrete tax benefit of $42.3 million related to excess tax benefits resulting from the treatment of tax benefits on share-based compensation. The extent of excess tax benefits is subject to variation in stock price and stock option exercises. The Company recognized $15.6 million tax benefit related to changes in local tax law, which primarily includes $30.4 million benefit due to the passage of the Swiss Tax Reform and AHV Financing Act, a Swiss federal tax law, offset by a tax expense of $10.2 million due to the release of the final Treasury Regulation governing taxation of foreign dividends. The Company recorded changes in reserves in non-U.S. and U.S. jurisdictions due to audit settlements and statutes of limitations which resulted in a $13.8 million tax benefit. The Company finalized the 2015 and 2016 IRS audit in 2019, which resulted in a discrete tax expense of $11.0 million. The remaining discrete tax expense was primarily related to changes in estimates in non-U.S. jurisdictions.

The Company’s 2018 reported tax rate includes $66.0 million of net tax expense associated with the Tax Act, $29.0 million of net tax benefits on special (gains) and charges, and net tax benefits of $64.0 million associated with discrete tax items. During 2018, the Company recorded a discrete tax benefit of $27.7 million related to excess tax benefits. The extent of excess tax benefits is subject to variation in stock price and stock option exercises. In addition, the Company recorded net discrete benefit of $39.5 million related to adjustments from filing the 2017 U.S. federal income tax return and IRS approved method change. Included within the 2018 provision for income taxes is $38.0 million of discrete charges recorded in the fourth quarter to correct immaterial errors in prior years. The remaining discrete expense was primarily related to changes in reserves, audit settlements, international and U.S. changes in estimates, and accounting for internal entity reorganization.

The Company’s 2017 reported tax rate includes $158.9 million of net tax benefits associated with the Tax Act, $3.0 million of net tax benefits on special (gains) and charges, and net tax benefits of $29.3 million associated with discrete tax items. In connection with the Company’s initial analysis of the impact of the Tax Act, as noted above, a provisional net discrete tax benefit of $158.9 million was recorded in the period ended December 31, 2017, which includes $319.0 million tax benefit for recording deferred tax assets and liabilities at the U.S. enacted tax rate, and a net expense for the one-time transition tax of $160.1 million.

Special (gains) and charges represent the tax impact of special (gains) and charges, as well as additional tax benefits utilized in anticipation of U.S. tax reform of $7.8 million. During 2017, the Company recorded a discrete tax benefit of $39.5 million related to excess tax benefits, resulting from the adoption of accounting changes regarding the treatment of tax benefits on share-based compensation. The extent of excess tax benefits is subject to variation in stock price and stock option exercises. In addition, the Company recorded net discrete expenses of $9.8 million related to recognizing adjustments from filing the 2016 U.S. federal income tax return and international adjustments due to changes in estimates, partially offset by the release of reserves for uncertain tax positions due to the expiration of statute of limitations in state tax matters.

A reconciliation of the beginning and ending amount of gross liability for unrecognized tax benefits is as follows:

(millions)	2019	2018	2017
Balance at beginning of year	$49.0	$60.6	$75.9
Additions based on tax positions related to the current year	2.1	3.0	3.2
Additions for tax positions of prior years	1.0	2.0	-
Reductions for tax positions of prior years	(18.4)	(8.7)	(4.9)
Reductions for tax positions due to statute of limitations	(5.7)	(5.8)	(14.0)
Settlements	(0.6)	(0.8)	(10.8)
Assumed in connection with acquisitions	-	-	9.1
Foreign currency translation	(0.4)	(1.3)	2.1
Balance at end of year	$27.0	$49.0	$60.6

The total amount of unrecognized tax benefits, if recognized would have affected the effective tax rate by $23.7 million as of December 31, 2019, $35.6 million as of December 31, 2018 and $46.1 million as of December 31, 2017.

The Company recognizes interest and penalties related to unrecognized tax benefits in its provision for income taxes. During 2019, 2018 and 2017 the Company released $1.9 million, $1.2 million and $0.9 million related to interest and penalties, respectively. The Company had $6.1 million, $8.0 million and $9.3 million of accrued interest, including minor amounts for penalties, at December 31, 2019, 2018, and 2017, respectively.